Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)       Delaware Tax-Free Pennsylvania Fund



Tax-Exempt Income

                                                         2002 SEMI-ANNUAL REPORT


                          (Tax-Exempt Income Artwork)

TABLE OF CONTENTS
=================

Letter to Shareholders        1

Portfolio Management
Review                        3

Tax Bill Update               5

New at Delaware               6

Performance Summary           7

Financial Statements

Statement of Net Assets       8

Statement of Operations      13

Statements of Changes in
Net Assets                   14

Financial Highlights         15

Notes to Financial
Statements                   18

A TRADITION OF SOUND INVESTING SINCE 1929

A Commitment to Our Investors

Experience

/ / Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.

/ / We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance

/ / We strive to deliver consistently good performance in all asset classes.

/ / We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service

/ / We are committed to providing the highest standards of client service.

/ / You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

/ / We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification

/ / Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

/ / We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates manage approximately $80 billion in assets as of September 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual Fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment adviser.

(C)Delaware Distributors, L.P.

"IN CONTRAST TO THE

CORPORATE SECTOR,

STATE AND LOCAL

GOVERNMENT CREDIT

WORTH HAS NOT

WEAKENED."

Dear Shareholder

September 14, 2001

Recap of Events -- During the six-month fiscal period ended August 31, 2001, corporate profits continued to slip and the U.S. economy weakened. Although economic indicators occasionally suggested that the economy might be ready to turn around, the generally weak environment contributed to poor performance for U.S. stock indexes. It also led the Federal Reserve Board to continue the aggressive series of interest rate cuts it began in January 2001.

As was the case when we reported to you last winter, the dim profit picture in the spring and summer of 2001 led to frequent credit downgrades for U.S. corporations. As a result, investors seeking refuge in fixed income investments often reached for securities with the highest credit ratings (Source: Moody's Investors Service). In contrast to the corporate sector, state and local government credit worth has not weakened. As a result, municipal bonds continued to perform well, as they often appealed to investors seeking relative safety (Source: Moody's Investors Service).

After a quiet start to 2001, in which supply remained scarce, new municipal bond issuance increased nationally and was booming by the time your Fund began its new fiscal year on March 1, 2001. Pennsylvania was no exception to the trend of greater issuance, and the result was better bond selection in many states, higher yields, and strong performance in the Pennsylvania municipal bond market.

Delaware Tax-Free Pennsylvania Fund returned +5.03% (Class A shares at net asset value with dividends and distributions reinvested) during the six months ended August 31, 2001. Performance surpassed that of the Lipper Pennsylvania Municipal Debt Funds Average, which rose 4.84% for the same period. The Fund also beat its benchmark, the Lehman Brothers Municipal Bond Index, which rose 4.75% during the six-month period.

Total Return

For the period ended August 31, 2001                         Six Months
--------------------------------------------------------------------------------
Delaware Tax-Free Pennsylvania Fund -- Class A Shares           +5.03%
--------------------------------------------------------------------------------
Lipper Pennsylvania Municipal Debt Funds Average (62 funds)     +4.84%

Lehman Brothers Municipal Bond Index                            +4.75%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes can be found on page 7. The Lipper Pennsylvania Municipal Debt Funds Average represents the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers Municipal Bond Index is a composite of municipal bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Market Outlook -- We believe that municipal bonds can continue to perform well in the current environment. Given that the U.S. economy has not shown clear signs of being in recovery as of this writing, municipal bonds may continue to appear attractive to a wide array of investors. Continued economic weakness could create an environment conducive to strong total returns going forward.

In our last report, we mentioned that we expected the effects of a White House tax cut to have a minimal impact on the outlook for the municipal bond markets, and that any changes would be slow in evolving. Given this year's tax legislation, we believe this turned out to be the right call, but we do encourage investors to contact their tax advisors about their personal tax situations.

We believe that municipal bond funds continue to be important investment vehicles which can provide diversification and tax-advantaged investing.* Thank you for your continued commitment to Delaware Investments.

Sincerely,


/s/ Charles E. Haldeman, Jr.             /s/ David K. Downes
------------------------------------     -------------------------------------
Charles E. Haldeman, Jr.                 David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

        Patrick P. Coyne
Senior Portfolio Manager

      Mitchell L. Conery
Senior Portfolio Manager

     September 14, 2001

PORTFOLIO MANAGEMENT REVIEW

The Fund's Results

Strong performance that began during 2000 in the municipal bond markets continued through the first half of the fiscal year that began March 1, 2001, as the U.S. economy continued to slow and equity markets spiraled lower. During much of our just-ended fiscal first half, investors continued to shun equities, as many companies experienced a reduction in profits and lowered their earnings and revenue outlooks.

In an effort to prevent the sluggish economy from sliding into recession, the Federal Reserve aggressively cut interest rates five more times during your Fund's fiscal first half, lowering the overnight benchmark lending rate to 3.5%. Historically, the Federal Reserve's interest rate cuts in 2001 have been rapid (3 percentage points), especially considering the Fed took from June 1999 to May 2000 to raise the lending rate 1.75 percentage points. While bonds and bond funds have enjoyed a boost from this year's rate cuts, the financial stimulus has yet failed to spark an equity rally.

While economic growth was anemic during the six-month period, municipal credit remained at very high levels relative to corporate bonds, and ratings agencies continued to upgrade many more municipal bonds than they downgraded. In the corporate bond market, the opposite has been true: more downgrades than upgrades having occurred (Source: Standard & Poor's).

The supply of new municipal bond issuance nationally increased 39% from January 2001 to August 31, 2001, totaling $177 billion. In Pennsylvania, new supply increased 117% (Source: Thomson Municipals Group). For the first six months of 2001, net cash flow into municipal bond funds was $7.08 billion, compared to a $13.04 billion net outflow in the same period a year ago (Source: Investment Company Institute).

For the six-month period ended August 31, 2001, the Fund's +5.03 (Class A shares at net asset value with dividends and distributions reinvested) total return surpassed that of the Lipper Pennsylvania Municipal Debt Funds Average, which gained 4.84%. The Fund also outperformed its benchmark, the Lehman Brothers Municipal Bond Index, which posted a 4.75% gain.

As of August 31, 2001, the national average yield on 30-year AAA-rated municipal bonds stood at 5.11%. By comparison, the 30-year Treasury bond was yielding 5.37% and the two-year Treasury note 3.61% (Source: Bloomberg).*


*Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Delaware Tax-Free

Pennsylvania Fund

Portfolio Characteristics

As of August 31, 2001
------------------------------------------------
Current 30-Day SEC Yield*                 4.09%
------------------------------------------------
Average Credit Quality                        A
------------------------------------------------
Average Effective Duration**         8.31 years
------------------------------------------------
Average Effective Matuity***        11.78 years
------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B and Class C shares was 3.45%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Portfolio Highlights

As credit spreads widened, we searched for opportunities such as hospital bonds, where investors were finally rewarded with greater yields for purchasing lower-credit issues. We believe that the ability of our credit team to identify worthwhile investments in this area of the market benefited your Fund's performance during the six-month period. We think that investing in some carefully chosen, lower-rated bonds can enhance yields without the Fund's performance being subjected to excessive risk relative to higher-rated bonds. We also made some purchases in electric utility bonds outside of California's volatile energy market that were unjustly shunned after the power crisis in that state.

As always, we closely monitored your Fund's duration, an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

A portion of the Fund's bond holdings were called or tendered, or redeemed back by the issuer before the maturity date as interest rates fell. The price paid by the issuer in a tender program is generally well above the market trading range. In such cases, the proceeds were reinvested in securities with lower coupons because of lower prevailing interest rates. As a result, the average coupon of the Fund dropped in the last six months by 0.15%.

We also found opportunity in many discounted, lower-credit hospital issues that were primed to benefit in the declining interest rate environment. We also reduced our non-rated exposure by 5% through a housing tender.

The maturity of the Fund -- which stood at 12.76 years on February 28, 2001 -- decreased to 11.78 years, making the Fund less sensitive to interest rate changes. The average duration also declined. The Fund had an average credit rating of A as of August 31, 2001.

Outlook

We think that the condition of the municipal market continues to offer excellent opportunities in the current economy.

The Federal Reserve has responded quickly to the economic slowdown, and we now may be close to the end of the cycle of short-term interest rate cuts. As always, we believe that the tax-free markets offer tremendous opportunities for diversification and tax advantages for investors of all shapes and sizes.*


*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

TAX BILL UPDATE

New Tax Legislation in 2001 has reduced marginal income tax rates for U.S. taxpayers (see schedule below). We believe it is unlikely that these changes in tax rates will significantly influence behavior among municipal investors and that investors will continue to look to municipal bonds and municipal bond funds as a source of tax-free income.

Calendar Year    Former 28% rate    Former 31% rate     Former 36% rate     Former 39.6% rate
----------------------------------------------------------------------------------------------
2001                  27.5%              30.5%               35.5%                 39.1%
----------------------------------------------------------------------------------------------
2002-2003             27.0%              30.0%               35.0%                 38.6%
----------------------------------------------------------------------------------------------
2004-2005             26.0%              29.0%               34.0%                 37.6%
----------------------------------------------------------------------------------------------
2006 and later        25.0%              28.0%               33.0%                 35.0%
----------------------------------------------------------------------------------------------

Subsequent to marginal tax rate changes of the recent past (1982, 1986, 1988, and 1994), there was little evident effect on relative bond yields (Source:
Salomon Smith Barney). The current tax legislation is being phased in, suggesting that consequences for municipal investors may be negligible.

One notable change in the new tax law, however, is the increase in the exemption for the alternative minimum tax (AMT). According to projections by the Congressional Joint Committee on Taxation, the number of individuals affected by the AMT could increase significantly, from 1.4 million this year to 35.5 million in 2010. Many tax advisors currently suggest that, barring further legislation, this year's tax relief would cause many more middle- and upper-income taxpayers to become responsible for paying the AMT in the years ahead. We encourage investors to consult their tax advisors about their particular tax situations, and how they might be affected by current tax law. For a more complete discussion of your Fund's dividends, distributions, and taxes, please consult the prospectus.

30-year AAA-rated Municipal Bonds

Tax-Equivalent Yields

As of August 31, 2001

[chart omitted]

                    Income                 Tax-equivalent
                  Tax Bracket                  Yield
                  -----------              --------------
                      15%                       6.01%
                      27.5%                     7.05%
                      30.5%                     7.35%
                      35.5%                     7.92%
                      39.1%                     8.39%


As of August 31, 2001, the yield on 30-year AAA-rated municipal bonds nationally was 5.11% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket.*

*Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

TAX PREPARATION

MADE EASY. . .


NEW AT DELAWARE

Delaware Investments Offers Shareholders Intuit's Instant Data Entry Feature
Tax season is just around the corner. If you use Quicken(R) TurboTax(R) to prepare your taxes, this year you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps taxpayers complete their tax forms by quickly, securely and accurately retrieving common tax information -- dividends and transactions -- from Delaware Investments and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives shareholders access to their account information and allows them to perform account transactions in a secure environment.

For more information or to register for Account Access, contact our Shareholder Service Center at 800 523-1918. Shareholder representatives are available to assist you from 8:00 a.m. to 8:00 p.m., Eastern Time, Monday through Friday. You can also register for Delaware's online Account Access by visiting our web site at www.delawareinvestments.com.

Start planning now for the upcoming tax season!

FUND BASICS

As of August 31, 2001

Fund Objective

The Fund seeks a high level of current interest income exempt from federal income tax and certain Pennsylvania local taxes, as is consistent with preservation of capital.

Total Fund Net Assets
$737.67 million

Number of Holdings
123

Fund Start Date
March 23, 1977

Your Fund Managers

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.

Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as a Municipal Bond Investment Officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Nasdaq Symbols

Class A DELIX
Class B DPTBX
Class C DPTCX


DELAWARE TAX-FREE PENNSYLVANIA FUND PERFORMANCE

Average Annual Total Returns
Through August 31, 2001              Lifetime    10 Years  Five Years One Year
--------------------------------------------------------------------------------
Class A (Est. 3/23/77)
    Excluding Sales Charge           +6.32%       +6.08%    +5.31%    +9.14%
    Including Sales Charge           +6.16%       +5.68%    +4.51%    +5.05%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
    Excluding Sales Charge           +4.60%                 +4.48%    +8.27%
    Including Sales Charge           +4.60%                 +4.15%    +4.27%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge           +4.01%                 +4.47%    +8.26%
    Including Sales Charge           +4.01%                 +4.47%    +7.26%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and, for periods after June 1, 1992, have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Pennsylvania Fund during the period included in the lifetime total return numbers shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Statement of Net Assets

DELAWARE TAX-FREE PENNSYLVANIA FUND
                                                         Principal    Market
August 31, 2001 (Unaudited)                              Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds - 99.62%
  Continuing Care/Retirement Revenue Bonds - 1.17%
    Delaware County Pennsylvania Authority
    Revenue (Main Line & Haverford
    Nursing and Rehabilitation Center)
    9.00% 8/1/22 ....................................  $1,895,000    $1,919,521
  Lancaster Pennsylvania Authority for
    Industrial Development Revenue
    (Garden Spot Village)
    Series A 7.625% 5/1/31 ..........................   1,650,000     1,681,548
  Philadelphia Pennsylvania Authority for
    Industrial Development Revenue
    (Stapley Germantown Continuing Care
    Community) 6.60% 1/1/16 .........................   5,250,000     5,020,155
                                                                     ----------
                                                                      8,621,224
                                                                     ----------
  General Obligation Bonds - 0.97%
  Puerto Rico Commonwealth Public Improvement
    5.125% 7/1/30 (FSA) .............................   7,000,000     7,169,050
                                                                     ----------
                                                                      7,169,050
                                                                     ----------
  Higher Education Revenue Bonds - 16.78%
  Allegheny County Higher Educational Building
    Authority University Revenue (Duquesne
    University) 5.00% 4/1/19 (AMBAC) ................   1,000,000     1,010,200
  Dauphin County General Authority College
    Revenue (Holy Family College)
    7.50% 12/1/19 ...................................   3,025,000     3,151,808
  Delaware County Authority College Revenue
    (Eastern College) Series B
    5.50% 10/1/19 ...................................   1,500,000     1,458,915
    5.50% 10/1/24 ...................................   2,850,000     2,726,111
    (Haverford College)
    5.75% 11/15/29 ..................................   1,875,000     2,024,325
  Gettysburg Municipal Authority College
    Revenue (Gettysburg College)
    Series B 4.75% 8/15/23 (AMBAC) ..................   2,100,000     2,031,813
  Indiana County Industrial Development
    Authority Revenue (Indiana University
    Student Co-op Association, Inc.) Series A
    5.875% 11/1/24 (AMBAC) ..........................   1,000,000     1,050,230
    5.875% 11/1/29 (AMBAC) ..........................   1,000,000     1,048,830
  Lycoming County Pennsylvania Authority
    College Revenue (Pennsylvania College of
    Technology) 5.375% 7/1/30 (AMBAC) ...............   5,000,000     5,181,550
  Montgomery County Higher Education and
    Health Authority Revenue
    (Arcadia University)
    5.85% 4/1/21 (Connie Lee) .......................   5,465,000     5,801,371

                                                         Principal    Market
                                                         Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Higher Education Revenue Bonds (continued)
  Pennsylvania State Higher Education
    Assistance Capital Acquisition
    5.875% 12/15/30 (MBIA) .......................... $ 7,385,000   $ 7,993,893
  Pennsylvania State Higher Educational Facilities
    Authority College Revenue
    (Chestnut Hill College) 6.00% 10/1/29 ...........   3,860,000     3,720,422
    (Drexel University) 6.00% 5/1/29 ................   3,000,000     3,201,660
    (Elizabethtown College) 6.50% 6/15/15 ...........   6,700,000     6,880,297
    (Gwynedd-Mercy College)
    5.45% 11/1/26 (Asset Gty) .......................   1,000,000     1,013,390
    5.50% 11/1/31 (Asset Gty) .......................   1,000,000     1,016,640
    (Lafayette College) 6.00% 5/1/30 ................   2,500,000     2,724,350
    (Philadelphia University)
    6.00% 6/1/29 (Asset Gty) ........................   1,800,000     1,949,364
    (Temple University)
    5.75% 4/1/31 (MBIA) .............................   8,000,000     8,014,480
    (University of Pennsylvania)
    5.90% 9/1/15 ....................................   4,205,000     4,440,816
    4.75% 7/15/33 ...................................  14,420,000    13,552,781
    (University of Scranton)
    5.00% 11/1/20 (AMBAC) ...........................   2,000,000     2,018,960
    (University of the Arts)
    5.20% 3/15/25 (Asset Gty) .......................   4,490,000     4,725,276
    (UPMC Health Systems) Series A
    6.00% 1/15/31 ...................................  10,000,000    10,581,000
    (Ursinus College) 5.90% 1/1/27 ..................   2,000,000     2,059,120
  Pennsylvania State Higher Educational
    Facilities Authority Revenue State
    System Series M
    5.75% 6/15/20 (AMBAC) ...........................  17,730,000    18,408,350
  Swarthmore Borough Authority
    (Swarthmore College) 6.00% 9/15/12 ..............   5,730,000     6,025,382
                                                                    -----------
                                                                    123,811,334
                                                                    -----------
  Hospital Revenue Bonds - 19.31%
  Allegheny County Pennsylvania Hospital
    Authority Health System Revenue
    (Catholic Health East) 4.875%
    11/15/26 (AMBAC) ................................   8,500,000     8,177,255

                                                         Principal    Market
Delaware Tax-Free Pennsylvania Fund                      Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Hospital Revenue Bonds (continued)
  Allegheny County Pennsylvania Hospital
    Development Authority Revenue
    Health Center (UPMC Health) Series B
    6.00% 7/1/23 (MBIA) ............................. $ 5,745,000   $ 6,581,817
    6.00% 7/1/24 (MBIA) .............................   5,000,000     5,739,150
    6.00% 7/1/26 (MBIA) .............................   4,750,000     5,476,703
    6.00% 7/1/27 (MBIA) .............................   9,325,000    10,765,433
  Berks County Pennsylvania Municipal Authority
    (Health Care Reading Hospital Pooled
    Financing) 5.00% 3/1/28 .........................  20,000,000    19,159,199
  Chester County Pennsylvania Health and
    Educational Facilities Authority Health
    System Revenue (Jefferson Health Systems)
    Series B 5.375% 5/15/27 .........................  10,000,000    10,023,900
  Pennsylvania Economic Development Financing
    Authority Revenue (Dr. Gertrude A. Barber
    Center, Inc.) 5.90% 12/1/30 (Asset Gty) .........   2,250,000     2,360,070
  Philadelphia Pennsylvania Hospital Higher
    Education Facilities Authority Hospital Revenue
    (Children's Hospital of Philadelphia)
    Series A 5.50% 2/15/22 ..........................   5,600,000     5,605,544
    (Children's Seashore House)
    Series A 7.00% 8/15/17 ..........................   3,100,000     3,263,556
    Series B 7.00% 8/15/22 ..........................   2,100,000     2,210,796
    (Jeanes Health System)
    6.85% 7/1/22 ....................................  18,020,000    18,234,798
    (Roxborough Memorial Hospital)
    7.25% 3/1/24 ....................................  11,635,000    10,879,772
  Sayre Pennsylvania Health Care Facilities
    (Guthrie Health Care System)
    Series A 6.00% 3/1/21 (AMBAC) ...................   2,250,000     2,254,320
    (VHA of Pennsylvania, Inc) (Capital Asset
    Financing Program-Guthrie Medical Center)
    Series A 7.625% 12/1/15 (AMBAC) .................   1,000,000     1,021,620
    Series B 7.625% 12/1/15 (AMBAC) .................   2,490,000     2,543,834
  Scranton-Lackawanna Health and Welfare
    Authority (Allied Services Rehabilitation
    Hospitals) 7.60% 7/15/20 ........................   5,640,000     5,801,022
  Southcentral Pennsylvania General Authority
    Revenue Wellspan Health Obligated
    5.625% 5/15/26 ..................................  20,000,000    20,864,599
  Westmoreland County Pennsylvania Industrial
    Development Authority Hospital Revenue
   (Citizens General Hospital) 5.25% 7/1/15 .........   1,375,000     1,390,689
                                                                    -----------
                                                                    142,354,077
                                                                    -----------

                                                         Principal    Market
                                                         Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Housing Revenue Bonds - 3.88%
  Allegheny County Pennsylvania Residential
    Finance Authority Mortgage
    Revenue Single Family
    Series II-2 5.90%
    11/1/32 (GNMA) (AMT) ............................ $ 1,355,000   $ 1,411,111
    Series KK-2 5.40%
    5/1/26 (GNMA) (AMT) .............................   3,025,000     3,044,511
  Pennsylvania Housing Finance Agency
    Single Family Mortgage Revenue
    Series 57A 6.15% 4/1/27 (FHA) (AMT) .............   5,000,000     5,255,300
    Series 66A 5.65% 4/1/29 (AMT) ...................   3,950,000     4,049,580
    Series 69A 6.25% 4/1/31 (FHA) (AMT) .............   1,000,000     1,062,660
    Series 70A 5.90% 4/1/31 (AMT) ...................   8,250,000     8,559,540
    Series 72A 5.35% 10/1/31 (AMT) ..................   5,190,000     5,207,490
                                                                    -----------
                                                                     28,590,192
                                                                    -----------
  Industrial Development Revenue Bonds - 4.46%
  Allegheny County Authority Industrial
    Development Environmental Improvement
    Revenue (USX Corp.) 5.50% 12/1/29 ...............  13,000,000    12,442,690
  Carbon County Pennsylvania Industrial
    Development Authority (Panther
    Creek Partners) 6.65% 5/1/10 (AMT) ..............   9,970,000    10,395,121
  Philadelphia Pennsylvania Authority for
    Industrial Development Airport
    Revenue (Philadelphia Airport
    System) Series A 5.25% 7/1/28 ...................  10,000,000    10,084,000
                                                                    -----------
                                                                     32,921,811
                                                                    -----------
  Other Revenue Bonds - 11.59%
  Allegheny County Pennsylvania Redevelopment
    Authority Tax Increment Revenue
    (Waterfront) Series B
    6.00% 12/15/10 ..................................   1,000,000     1,090,960
    6.40% 12/15/18 ..................................   2,500,000     2,679,400
  Dauphin County Pennsylvania General
    Authority Office and Parking
    (Riverfront Office Center)
    Series A 6.00% 1/15/25 ..........................   9,210,000     8,483,607
**First Albany Corporation Municipal
    Series 99-1, Inverse Floater 7.68%
    12/15/14 (AMBAC) ................................  31,000,000    36,549,930
  Harrisburg Pennsylvania Authority Office
    and Parking Revenue Series A
    6.00% 5/1/19 ....................................   7,500,000     7,150,200
  Philadelphia Pennsylvania
    5.00% 9/15/30 ...................................  10,000,000     9,884,800

                                                         Principal    Market
Delaware Tax-Free Pennsylvania Fund                      Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Other Revenue Bonds (continued)
 +Philadelphia Pennsylvania Gas Works
    Revenue Capital Appreciation
    Series C 6.545% 1/1/12 (AMBAC) .................. $ 2,500,000   $ 1,573,675
  Philadelphia Pennsylvania Parking Authority
    Parking Revenue 5.00% 2/1/27
    (AMBAC) .........................................   5,090,000     5,063,685
  Pittsburgh & Allegheny County Pennsylvania
    Public Auditorium
    5.00% 2/1/29 (AMBAC) ............................   7,750,000     7,698,153
    5.125% 2/1/35 (AMBAC) ...........................   5,350,000     5,356,955
                                                                    -----------
                                                                     85,531,365
                                                                    -----------
  Pollution Control Revenue Bonds - 12.57%
  Beaver County Pennsylvania Industrial
    Development Authority Pollution
    Control Revenue
    (Atlantic Richfield Co.) 5.95% 7/1/21 ...........   5,100,000     5,242,239
    (Cleveland Electric Illuminating)
    7.625% 5/1/25 ...................................   8,500,000     9,229,895
    Series A 7.75% 7/15/25 ..........................  10,000,000    10,936,300
  Cambria County Pennsylvania Industrial
    Development Authority Environmental
    Improvement Revenue
    (Pennsylvania Electric Company)
    5.80% 11/1/20 (MBIA) ............................   4,500,000     4,761,810
    6.05% 11/1/25 (MBIA) ............................   9,700,000    10,450,877
  Delaware County Pennsylvania Industrial
    Development Authority Pollution Control
    Revenue (Philadelphia Electric Company)
    Series A 5.20% 4/1/21 ...........................  15,500,000    15,891,065
  Lehigh County Pennsylvania Industrial
    Development Authority Pollution Control
    Revenue
    (Pennsylvania Power and Light Company)
    Series A 6.40% 11/1/21 (MBIA) ...................   7,000,000     7,379,400
    Series B 6.40% 9/1/29 (MBIA) ....................  15,000,000    16,346,100

                                                         Principal    Market
                                                         Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Pollution Control Revenue Bonds (continued)
  Montgomery County Industrial Development
    Authority Pollution Control Revenue
    (Philadelphia Electric Company) Series A
    5.20% 10/1/30 ................................... $10,500,000   $10,937,220
  Schuylkill County Pennsylvania Industrial
    Development Authority Resource
    Recovery Center (Schuylkill Energy
    Resource) 6.50% 1/1/10 (AMT) ....................   1,540,000     1,557,263
                                                                    -----------
                                                                     92,732,169
                                                                    -----------
  Ports & Harbors Revenue Bonds - 2.40%
  Allegheny County Pennsylvania Port Authority
    5.00% 3/1/29 ....................................   7,000,000     6,953,450
  Delaware River Port Authority
    5.70% 1/1/21 (FSA) ..............................   8,560,000     9,287,086
  Erie Western Pennsylvania Port Authority
    General Revenue 6.25% 6/15/10 (AMT) .............   1,365,000     1,460,482
                                                                    -----------
                                                                     17,701,018
                                                                    -----------
 *Pre-Refunded/Escrowed to Maturity Bonds - 11.88%
  Abington School District
    6.00% 5/15/26-06 (FGIC) .........................   6,000,000     6,704,520
  Allegheny County Pennsylvania Hospital
    Development Authority Revenue (Health
    Facilities) 6.00% 5/1/20-02 (MBIA) ..............   1,500,000     1,535,085
  Allegheny County Pennsylvania Sanitation
    Authority Revenue Series 91C
    6.50% 12/1/16-01 (FGIC) .........................   4,500,000     4,545,225
  Cambria County Hospital Development
    Authority Health Care Revenue
    (Allegheny Lutheran Social Ministries)
    8.25% 6/15/17-02 ................................   3,250,000     3,389,523
  Chester Pennsylvania Host Community
    7.25% 12/1/05-03 ................................   2,260,000     2,572,377
  Delaware County Authority University
    Revenue (Villanova University)
    9.625% 8/1/02 (Escrowed to Maturity) ............     100,000       106,107
  Delaware County Pennsylvania Authority
    (Mercy Health Corp)
    6.00% 12/15/26 (Escrowed to Maturity) ...........   3,500,000     3,723,370
  Pennsylvania Intergovernmental Cooperative
    Authority Special Tax Revenue (City of
    Philadelphia Funding Program)
    6.80% 6/15/22-02 ................................   2,125,000     2,197,271

                                                         Principal    Market
Delaware Tax-Free Pennsylvania Fund                      Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
 *Pre-Refunded/Escrowed to Maturity Bonds (continued)
  Pennsylvania State Higher Educational
    Facilities Authority Revenue College
    Revenue (LaSalle University)
    9.50% 5/1/03 (Escrowed to Maturity) .............   $ 145,000     $ 151,641
  Pennsylvania State Turnpike Commission
    Turnpike Revenue
    Series I 7.20% 12/1/17-01 (FGIC) ................   8,915,000     9,196,892
    Series J 7.20% 12/1/17-01 (FGIC) ................   8,995,000     9,279,422
  Philadelphia Authority For Industrial
    Development Revenue (Cathedral
    Village) 7.25% 4/1/15-03 ........................   2,000,000     2,173,640
  Philadelphia Pennsylvania Authority For
    Industrial Development Industrial
    and Commercial Revenue (Girard Estates
    Facilities Leasing) 5.00% 5/15/27
    (Escrowed to Maturity) ..........................   8,900,000     8,969,153
  Philadelphia Pennsylvania Hospital & Higher
    Education Facilities Authority Hospital
    Revenue (Presbyterian Medical Center)
    6.65% 12/1/19 (Escrowed to Maturity) ............  13,000,000    15,839,850
  Pittsburgh Water & Sewer Revenue
    7.25% 9/1/14 (FGIC)
    (Escrowed to Maturity) ..........................   9,000,000    11,129,040
  Pottsville Pennsylvania School District
    9.375% 5/1/06 (AMBAC)
    (Escrowed to Maturity) ..........................     900,000     1,035,765
  Puerto Rico Commonwealth General Obligation
    6.00% 7/1/22-02 .................................   3,585,000     3,745,716
  Swarthmore Borough Authority (Swarthmore
    College) 6.00% 9/15/12-02 .......................   1,270,000     1,340,803
                                                                    -----------
                                                                     87,635,400
                                                                    -----------
  School District General Obligation Bonds - 4.28%
  Fairview Pennsylvania School District
    Series B 5.125% 2/1/29 (FGIC) ...................   9,340,000     9,392,303
  McGuffey Pennsylvania School District
    5.125% 8/1/31 (FGIC) ............................   4,030,000     4,086,138
    Series B 4.75% 8/1/28 (AMBAC) ...................   2,750,000     2,621,795
  Shaler Pennsylvania Area School District
    Series A 5.125% 9/1/25 (FSA) ....................   8,330,000     8,435,375
  Spring-Ford Area School District Pennsylvania
    Series A 5.00% 9/1/22 (FSA) .....................   7,000,000     7,041,090
                                                                    -----------
                                                                     31,576,701
                                                                    -----------

                                                         Principal    Market
                                                         Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  School District Revenue Bonds - 0.56%
  Norwin Pennsylvania School District
    6.00% 4/1/30 (FGIC) ............................. $ 2,000,000   $ 2,303,020
  Pennsylvania Economic Development
    Financing Authority School Revenue
    (Germantown Friends School)
    5.35% 8/15/31 ...................................   1,820,000     1,850,157
                                                                    -----------
                                                                      4,153,177
                                                                    -----------
  Transportation Revenue Bonds - 4.82%
  Allegheny County Pennsylvania Airport
    Revenue (Pittsburgh International Airport)
    5.75% 1/1/14 (MBIA) (AMT) .......................   6,910,000     7,730,701
  Lehigh Northampton Pennsylvania Airport
    Series A
    6.00% 5/15/25 (MBIA) (AMT) ......................   1,525,000     1,657,797
    6.00% 5/15/30 (MBIA) (AMT) ......................   2,700,000     2,929,122
  Pennsylvania Economic Development
    (Amtrak) Series A 6.375% 11/1/41 ................   5,000,000     5,189,550
  Pennsylvania State Turnpike Commission
    5.00% 7/15/41 (AMBAC) ...........................  10,000,000     9,836,399
    Series N 6.50% 12/1/13 ..........................   3,000,000     3,089,640
    Series R 5.00% 12/1/30 ..........................   5,150,000     5,129,967
                                                                    -----------
                                                                     35,563,176
                                                                    -----------
  Waste Disposal Revenue Bonds - 2.67%
  Borough of New Morgan Pennsylvania
    Revenue 8.00% 11/1/05 ...........................   5,875,000     6,252,939
  Chester (City of) Pennsylvania Guaranteed
    Host Community Resource Recovery
    7.25% 12/1/05 ...................................   5,860,000     6,016,814
  Greater Lebanon Refuse Authority Solid
    Waste Revenue (Lancaster County)
    7.00% 11/15/04 ..................................     995,000     1,031,178
  Pennsylvania Economic Development Financing
    Authority Solid Waste Disposal Revenue
    (Procter & Gamble Paper) 5.375% 3/1/31 ..........   6,200,000     6,376,080
                                                                    -----------
                                                                     19,677,011
                                                                    -----------
  Water & Sewer Revenue Bonds - 2.28%
  Dauphin County Industrial Development
    Authority Water Revenue
    (General Waterworks)
    Series B 6.70% 6/1/17 ...........................   1,750,000     2,084,005
    (Philadelphia Suburban Water)
    6.00% 6/1/29 (FGIC) (AMT) .......................   3,000,000     3,252,240

                                                         Principal    Market
Delaware Tax-Free Pennsylvania Fund                      Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Water & Sewer Revenue Bonds (continued)
  Philadelphia Pennsylvania Water & Waste
    Water Revenue Series A
    5.125% 8/1/27 (AMBAC) ...........................  $8,450,000   $ 8,484,561
  University Area Joint Authority Pennsylvania
    Sewer Revenue 5.00% 11/1/26 (MBIA) ..............   3,000,000     2,993,400
                                                                   ------------
                                                                     16,814,206
                                                                   ------------
  Total Municipal Bonds
    (cost $691,696,078) .............................               734,851,911
                                                                   ------------
  Total Market Value of Securities - 99.62%
    (cost $691,696,078) .............................               734,851,911

  Receivables and Other Assets
    Net of Liabilities - 0.38% ......................                 2,819,352
                                                                   ------------
  Net Assets Applicable to 92,101,311
    Shares Outstanding - 100.00% ....................              $737,671,263
                                                                   ============
  Net Asset Value - Delaware Tax-Free
    Pennsylvania Fund Class A
    ($695,856,602 / 86,880,577 Shares) ..............                     $8.01
                                                                          -----
  Net Asset Value - Delaware Tax-Free
    Pennsylvania Fund Class B
   ($37,649,611 / 4,700,710 Shares) .................                     $8.01
                                                                          -----
  Net Asset Value - Delaware Tax-Free
    Pennsylvania Fund Class C
    ($4,165,050 / 520,024 Shares) ...................                     $8.01
                                                                          -----
  Components of Net Assets at August 31, 2001:
  Shares of beneficial interest (unlimited
    authorization - no par) .........................              $726,131,101
  Accumulated net realized loss
    on investments ..................................               (31,615,671)
  Net unrealized appreciation of investments                         43,155,833
                                                                   ------------
    Total net assets ................................              $737,671,263
                                                                   ============

----------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2001.
 +Zero coupon bond. The interest rate shown is the yield at the time of purchase.

--------------------------------------------------------------------------------
Summary of Abbreviations:

AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Asset Gty - Insured by the Asset Guaranty Insurance Company
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Pennsylvania Fund
Net asset value Class A (A)                                               $8.01
Sales charge (3.75% of offering price, or 3.87%
  of amount invested per share) (B)                                        0.31
                                                                          -----
Offering price                                                            $8.32
                                                                          =====

----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Operations

                                                                                  Delaware
                                                                                  Tax-Free
                                                                                Pennsylvania
Six Months Ended August 31, 2001 (Unaudited)                                        Fund
-------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ...........................................................             $21,638,507
                                                                                 -----------
Expenses:
Management fees ....................................................  $1,959,809
Distribution expense ...............................................     907,085
Dividend disbursing and transfer agent fees and expenses ...........     234,200
Accounting and administration expenses .............................     158,813
Reports and statements to shareholders .............................      50,100
Professional fees ..................................................      45,700
Custodian fees .....................................................      37,141
Trustees' fees .....................................................      12,600
Registration fees ..................................................       4,100
Taxes (other than taxes on income) .................................         500
Other ..............................................................     100,702
                                                                      ----------
                                                                       3,510,750
Less expenses paid indirectly ......................................     (27,107)
                                                                      ----------
Total expenses .....................................................               3,483,643
                                                                                 -----------

Net Investment Income ..............................................              18,154,864
                                                                                 -----------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments ...................................              (2,601,181)
Net change in unrealized appreciation/depreciation of investments...              19,706,496
                                                                                 -----------

Net Realized and Unrealized Gain on Investments ....................              17,105,315
                                                                                 -----------

Net Increase in Net Assets Resulting from Operations ...............             $35,260,179
                                                                                 ===========



                             See accompanying notes

Statements of Changes in Net Assets


                                                                              Delaware Tax-Free Pennsylvania Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                    Six Months         Year
                                                                                       Ended           Ended
                                                                                      8/31/01         2/28/01
                                                                                    (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income .............................................................$ 18,154,864     $ 38,723,071
Net realized loss on investments .................................................   (2,601,181)      (1,329,363)
Net change in unrealized appreciation/depreciation of investments ................   19,706,496       36,810,057
                                                                                   ------------     ------------
Net increase in net assets resulting from operations .............................   35,260,179       74,203,765
                                                                                   ------------     ------------
Dividends and Distributions to Shareholders from:
Net investment income:
   Class A .......................................................................  (17,302,641)     (36,922,790)
   Class B .......................................................................     (769,137)      (1,626,409)
   Class C .......................................................................      (83,086)        (173,872)
                                                                                   ------------     ------------
                                                                                    (18,154,864)     (38,723,071)
                                                                                   ------------     ------------
Capital Share Transactions:
Proceeds from shares sold:
   Class A .......................................................................   10,293,907       14,637,746
   Class B .......................................................................    2,370,283        2,615,534
   Class C .......................................................................      406,025          780,658

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A .......................................................................    9,755,631       21,139,109
   Class B .......................................................................      417,041          903,312
   Class C .......................................................................       55,975          124,393
                                                                                   ------------     ------------
                                                                                     23,298,862       40,200,752
                                                                                   ------------     ------------
Cost of shares repurchased:
   Class A .......................................................................  (35,657,986)     (90,648,092)
   Class B .......................................................................   (2,363,201)      (6,303,584)
   Class C .......................................................................     (288,912)      (1,097,872)
                                                                                   ------------     ------------
                                                                                    (38,310,099)     (98,049,548)
                                                                                   ------------     ------------
Decrease in net assets derived from capital share transactions ...................  (15,011,237)     (57,848,796)
                                                                                   ------------     ------------
Net Increase (Decrease) in Net Assets ............................................    2,094,078      (22,368,102)

Net Assets:
Beginning of period ..............................................................  735,577,185      757,945,287
                                                                                   ------------     ------------
End of period .................................................................... $737,671,263     $735,577,185
                                                                                   ------------     ------------


                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Pennsylvania Fund Class A
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended                             Year Ended
                                                            8/31/01(2)    2/28/01     2/29/00      2/28/99     2/28/98      2/28/97
                                                           (Unaudited)
Net asset value, beginning of period ....................     $7.820       $7.460      $8.290       $8.420      $8.240       $8.460

Income (loss) from investment operations:
  Net investment income .................................      0.197        0.402       0.410        0.415       0.430        0.456
  Net realized and unrealized gain (loss)
    on investments ......................................      0.190        0.360      (0.830)      (0.034)      0.193       (0.105)
                                                              ---------------------------------------------------------------------
  Total from investment operations ......................      0.387        0.762      (0.420)       0.381       0.623        0.351
                                                              ---------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income .................................     (0.197)      (0.402)     (0.410)      (0.415)     (0.430)      (0.456)
  Net realized gain on investments ......................         --           --          --       (0.096)     (0.013)      (0.115)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .....................     (0.197)      (0.402)     (0.410)      (0.511)     (0.443)      (0.571)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ..........................     $8.010       $7.820      $7.460       $8.290      $8.420       $8.240
                                                              =====================================================================

Total return(1) .........................................      5.03%       10.47%      (5.18%)       4.64%       7.78%        4.35%
  Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............   $695,857     $695,329    $716,646     $871,740    $917,364     $954,258
  Ratio of expenses to average net assets ...............      0.91%        0.92%       0.92%        0.95%       0.94%        0.91%
  Ratio of net investment income to average
    net assets ..........................................      4.99%        5.26%       5.21%        4.96%       5.20%        5.52%
  Portfolio turnover ....................................        39%          23%         38%          41%         32%          27%

-----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Pennsylvania Fund Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                           Ended                             Year Ended
                                                        8/31/01(2)    2/28/01     2/29/00      2/28/99     2/28/98      2/28/97
                                                       (Unaudited)
Net asset value, beginning of period ...................  $7.820       $7.460      $8.290       $8.420      $8.240       $8.460

Income (loss) from investment operations:
  Net investment income ................................   0.165        0.341       0.347        0.348       0.370        0.390
  Net realized and unrealized gain (loss)
    on investments .....................................   0.190        0.360      (0.830)      (0.034)      0.193       (0.105)
                                                          ---------------------------------------------------------------------
  Total from investment operations .....................   0.355        0.701      (0.483)       0.314       0.563        0.285
                                                          ---------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income ................................  (0.165)      (0.341)     (0.347)      (0.348)     (0.370)      (0.390)
  Net realized gain on investments .....................      --           --          --       (0.096)     (0.013)      (0.115)
                                                          ---------------------------------------------------------------------
  Total dividends and distributions ....................  (0.165)      (0.341)     (0.347)      (0.444)     (0.383)      (0.505)
                                                          ---------------------------------------------------------------------

Net asset value, end of period .........................  $8.010       $7.820      $7.460       $8.290      $8.420       $8.240
                                                          =====================================================================

Total return(1) ........................................   4.61%        9.59%      (5.94%)       3.81%       6.92%        3.52%
  Ratios and supplemental data:
  Net assets, end of period (000 omitted) .............. $37,650      $36,350     $37,390      $42,994     $37,631      $31,644
  Ratio of expenses to average net assets ..............   1.71%        1.72%       1.72%        1.75%       1.74%        1.71%
  Ratio of net investment income to average
    net assets .........................................   4.19%        4.46%       4.41%        4.16%       4.40%        4.72%
  Portfolio turnover ...................................     39%          23%         38%          41%         32%          27%


------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.



                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Pennsylvania Fund Class C
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                           Ended                             Year Ended
                                                        8/31/01(2)    2/28/01     2/29/00      2/28/99     2/28/98      2/28/97
                                                       (Unaudited)
Net asset value, beginning of period .................   $7.820       $7.460      $8.290       $8.420      $8.240       $8.460

Income (loss) from investment operations:
  Net investment income ..............................    0.165        0.340       0.347        0.355       0.364        0.390
  Net realized and unrealized gain (loss)
    on investments ...................................    0.190        0.360      (0.830)      (0.034)      0.193       (0.105)
                                                         ---------------------------------------------------------------------
  Total from investment operations ...................    0.355        0.700      (0.483)       0.321       0.557        0.285
                                                         ---------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income ..............................   (0.165)      (0.340)     (0.347)      (0.355)     (0.364)      (0.390)
  Net realized gain on investments ...................       --           --          --       (0.096)     (0.013)      (0.115)
                                                         ---------------------------------------------------------------------
  Total dividends and distributions ..................   (0.165)      (0.340)     (0.347)      (0.451)     (0.377)      (0.505)
                                                         ---------------------------------------------------------------------

Net asset value, end of period .......................   $8.010       $7.820      $7.460       $8.290      $8.420       $8.240
                                                         =====================================================================

Total return(1) ......................................    4.61%        9.58%      (5.94%)       3.81%       6.92%        3.52%
  Ratios and supplemental data:
  Net assets, end of period (000 omitted) ............   $4,165       $3,898      $3,909       $3,963      $2,569       $1,181
  Ratio of expenses to average net assets ............    1.71%        1.72%       1.72%        1.75%       1.74%        1.71%
  Ratio of net investment income to average
    net assets .......................................    4.19%        4.41%       4.41%        4.16%       4.40%        4.72%
  Portfolio turnover .................................      39%          23%         38%          41%         32%          27%


------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes

Notes to Financial Statements

Six Months Ended August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Delaware Group State Tax-Free Income Trust (the "Trust") is organized as a Delaware business trust and offers one series: Delaware Tax-Free Pennsylvania Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months.

The investment objective of Delaware Tax-Free Pennsylvania Fund is to seek a high level of current income exempt from federal income tax and certain Pennsylvania local taxes, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of each class of the Fund.
Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities.

The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $8,435 for the period ended August 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended August 31, 2001 were approximately $18,672. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next 1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares.

At August 31, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC . . . . . . . . . .   $ 21,418
Dividend disbursing, transfer agent fees,
 accounting and other expenses payable to DSC  . . . . . . .   $ 56,895
Other expenses payable to DMC and affiliates . . . . . . . .   $184,623

For the period ended August 31, 2001, DDLP earned $30,697 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended August 31, 2001, the Fund made purchases of $142,128,619 and sales of $150,165,850 of investment securities other than U.S. government securities and short-term investments.

At August 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At August 31, 2001, the cost of investments was $691,696,078. At August 31, 2001 the net unrealized appreciation was $43,155,833 of which $43,716,185 related to unrealized appreciation of investments and $560,352 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of February 28, 2001, of $23,924,747 which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:
$15,601,441 in 2008 and $8,323,306 in 2009.

4. Capital Shares
Transactions in capital shares were as follows:

                                          Six Months       Year
                                            Ended         Ended
                                           8/31/01       2/28/01
Shares sold:
   Class A . . . . . . . . . . . . . .    1,313,723     1,909,883
   Class B . . . . . . . . . . . . . .      303,854       341,430
   Class C . . . . . . . . . . . . . .       51,754       101,523

Shares issued upon reinvestment of
 dividends and distributions:
   Class A . . . . . . . . . . . . . .    1,247,284     2,764,323
   Class B . . . . . . . . . . . . . .       53,318       118,145
   Class C . . . . . . . . . . . . . .        7,157        16,284
                                          ---------     ---------
                                          2,977,090     5,251,588

Shares repurchased:
   Class A . . . . . . . . . . . . . .   (4,563,201)  (11,879,442)
   Class B . . . . . . . . . . . . . .     (303,008)     (826,305)
   Class C . . . . . . . . . . . . . .      (37,215)     (143,663)
                                         ----------   -----------
                                         (4,903,424)  (12,849,410)
                                         ----------   -----------
Net decrease . . . . . . . . . . . . .   (1,926,334)   (7,597,822)
                                         ==========   ===========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding at August 31, 2001, or at any time during the period.

6.  Credit and Markets Risks
The Fund concentrates its investments in securities issued by Pennsylvania municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

DELAWARE INVESTMENTS FAMILY OF FUNDS
====================================


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                    International and Global         Tax-Exempt Income
  o Technology and Innovation          o Emerging Markets Fund          o National High-Yield
    Fund                               o International Value              Municipal Bond Fund
  o American Services Fund               Equity Fund***                 o Tax-Free USA Fund
  o Select Growth Fund                 o International Small Cap        o Tax-Free Insured Fund
  o Trend Fund                           Value Fund                     o Tax-Free USA
  o Growth Opportunities Fund                                             Intermediate Fund
  o Small Cap Growth Fund            Current Income                     o State Tax-Free Funds*
  o Small Cap Value Fund               o Delchester Fund
  o U.S. Growth Fund                   o High-Yield                   Stability of Principal
  o Social Awareness Fund                Opportunities Fund             o Cash Reserve Fund
  o Core Equity Fund**                 o Strategic Income Fund          o Tax-Free Money Fund
                                       o Corporate Bond Fund
Total Return                           o Extended Duration            Asset Allocation
  o Devon Fund                           Bond Fund                      o Foundation Funds
  o Growth and Income Fund             o American Government              Growth Portfolio
  o Decatur Equity                       Bond Fund                        Balanced Portfolio
    Income Fund                        o Limited-Term                     Income Portfolio
  o REIT Fund                            Government Fund
  o Balanced Fund


  *Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Minnesota, Missouri, New York, Oregon, and Pennsylvania. Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund.

***Formerly International Equity Fund.

Delaware                                          For Shareholders
Investments(SM)                                   800 523-1918
--------------------------------------
A member of Lincoln Financial Group(R)            For Securities Dealers
                                                  800 362-7500

                                                  For Financial Institutions
                                                  Representatives Only
                                                  800 659-2265

                                                  www.delawareinvestments.com


This semi-annual report is for the information of Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Pennsylvania Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

----------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                              Thomas F. Madison                              Investment Manager
                                               President and Chief Executive Officer          Delaware Management Company
Charles E. Haldeman, Jr.                       MLM Partners, Inc.                             Philadelphia, PA
Chairman                                       Minneapolis, MN
Delaware Investments Family of Funds                                                          International Affiliate
Philadelphia, PA                               Janet L. Yeomans                               Delaware International Advisers Ltd.
                                               Vice President and Treasurer                   London, England
Walter P. Babich                               3M Corporation
Board Chairman                                 St. Paul, MN                                   National Distributor
Citadel Constructors, Inc.                                                                    Delaware Distributors, L.P.
King of Prussia, PA                            AFFILIATED OFFICERS                            Philadelphia, PA

David K. Downes                                William E. Dodge                               Shareholder Servicing, Dividend
President and Chief Executive Officer          Executive Vice President and                   Disbursing and Transfer Agent
Delaware Investments Family of Funds           Chief Investment Officer, Equity               Delaware Service Company, Inc.
Philadelphia, PA                               Delaware Investments Family of Funds           Philadelphia, PA
                                               Philadelphia, PA
John H. Durham                                                                                2005 Market Street
Private Investor                               Jude T. Driscoll                               Philadelphia, PA 19103-7057
Gwynedd Vally, PA                              Executive Vice President and
                                               Head of Fixed Income
John A. Fry                                    Delaware Investments Family of Funds
Executive Vice President                       Philadelphia, PA
University of Pennsylvania
Philadelphia, PA                               Richard J. Flannery
                                               President and Chief Executive Officer
Anthony D. Knerr                               Delaware Distributors, L.P.
Consultant                                     Philadelphia, PA
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC

(5104)                                                       Printed in the USA
SA-007 [08/01] CG 10/01                                                   J7462